SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2004

CONCORD EFS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-31527	04-2462252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Horizon Lake Drive, Suite 120, Memphis, Tennessee, 38133

(Address of Principal Executive Offices, including Zip Code)

(901) 371-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Conditions.

On February 23, 2004, Concord EFS, Inc. issued a press release containing earnings information for the three- and twelve-month periods ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD EFS, INC.

Date: February 23, 2004	By:	/s/ Edward T. Haslam
Edward T. Haslam
	Its:	Senior Vice President,
Chief Financial Officer and Treasurer

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Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit
99.1	Press release issued by Concord EFS, Inc. dated February 23, 2003.

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